                                 $100,000,000
                            DUPONT PHOTOMASKS, INC.

                 ___% CONVERTIBLE SUBORDINATED NOTES DUE 2004


                                  GUARANTEED

                                      by

                      E.I. DUPONT DE NEMOURS AND COMPANY
                            UNDERWRITING AGREEMENT
July ___, 2000

                                                                  July ___, 2000



Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
c/o  Morgan Stanley & Co. Incorporated
  1585 Broadway
  New York, New York 10036

Dear Sirs and Mesdames:

     DuPont Photomasks, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters") $100,000,000 aggregate principal amount of its ___% Convertible Subordinated Notes due 2004 (the "Securities") to be issued pursuant to the provisions of an Indenture to be dated as of July ___, 2000 (the "Indenture") among the Company, E. I. du Pont de Nemours and Company, a Delaware corporation ("DuPont"), as guarantor and Chase Bank of Texas, National Association, as Trustee (the "Trustee"). The Securities will be convertible into shares of Common Stock of the Company ("Common Stock"), $.01 par value per share (the "Underlying Securities"). The Securities will be irrevocably and unconditionally guaranteed as to payment of principal, premium, if any, interest and all other cash amounts by DuPont (the "Guarantees").

     The Company and DuPont have filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Securities and the Guarantees. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the "Prospectus" (including, in the case of all references to the Registration Statement or the Prospectus, unless the context requires otherwise, documents incorporated by reference therein). If the Company has filed an abbreviated registration statement to register additional Securities and Guarantees pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement (including, in the case of all references to the Registration Statement or the Prospectus, unless the context requires otherwise, documents incorporated by reference therein). The terms "supplement" and "amendment" or "amend" as used in this Agreement with respect to the Registration Statement or the Prospectus shall include all documents subsequently filed by the Company or DuPont with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, its Quarterly Reports on Form 10-Q for the quarters ended September 30, 1999, December 31, 1999 and March 31, 2000, its Current Reports on Form 8-K dated May 2, 2000 and June 5, 2000, the description of the Common Stock contained in its Form 8-A/A filed on June 23, 2000 and all subsequent documents filed by or on behalf of the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until all the Securities have been sold are hereinafter referred to as the "Company Incorporated Documents." DuPont's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, its Current Reports on Form 8-K dated June 29, 2000, April 26, 2000 and April 25, 2000 and all subsequent documents filed by or on behalf of DuPont with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until all the Securities have been sold are hereinafter referred to as the "DuPont Incorporated Documents." The Registration Statement excluding the DuPont Incorporated Documents is hereinafter referred to as the "Company Disclosure."

     The Underwriters acknowledge that concurrently with the offering of the Securities, the Company and DuPont Chemical and Energy Operations, Inc. ("DCEO"), a Delaware corporation and wholly owned subsidiary of DuPont, are offering an aggregate of _____ shares of the Common Stock of the Company pursuant to an underwriting agreement dated the date hereof among the Company, DCEO, DuPont and the underwriters named therein, plus up to an additional ____ shares of Common Stock to be offered upon exercise of an option granted to such underwriters, pursuant to such underwriting agreement, to cover over-allotments, if any (the "Common Stock Offering"). The consummation of the offering of the Securities is not contingent upon the consummation of the Common Stock Offering or vice versa.

     1. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

              (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

              (b) (i) Each Company Incorporated Document complied or will comply when filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Company Disclosure in the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Company Disclosure in the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

              (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (d) Each subsidiary of the Company that is a "significant subsidiary" for purposes of Rule 1-02 of Regulation S-X of the Securities Act (collectively, the "Significant Subsidiaries") has been duly incorporated or organized, is validly existing as a corporation, partnership or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (e) This Agreement has been duly authorized, executed and delivered by the Company.

              (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

              (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

              (h) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

              (i) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

              (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

              (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

              (l) Each of the Company and the Significant Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local, foreign and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain, declare or file would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (m) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described in all material respects or filed as required.

              (n) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

              (o) The Company is not and, after giving effect to the offering and sale of the Securities as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

              (p) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (q) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Registration Statement or Prospectus.

              (r) Each of the Company and its subsidiaries owns or possesses adequate licenses or other rights to use all patents, patent rights, inventions, trade secrets, technology, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus or could obtain such licenses or rights on terms that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to, any patents, patent rights, inventions, trade secrets, technology, know-how, trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

              (s) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement other than the rights of DCEO and its assignees as described in the Prospectus.

     2. Representations and Warranties of DuPont. DuPont represents and warrants to, and agrees with, each of the Underwriters that:

              (a) DuPont has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on DuPont and its subsidiaries, taken as a whole.

              (b) This Agreement has been duly authorized, executed and delivered by DuPont.

              (c) The Guarantees have been duly authorized and executed by DuPont, and when authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters upon their purchase of the Securities, will constitute valid and binding obligations of DuPont, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

              (d) The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, DuPont, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

              (e) The execution and delivery by DuPont of, and the performance by DuPont of its obligations under, this Agreement, the Indenture and the Guarantees will not contravene any provision of applicable law or the certificate of incorporation or by-laws of DuPont or any agreement or other instrument binding upon DuPont or any of its subsidiaries that is material to DuPont and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over DuPont or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by DuPont of its obligations under this Agreement, the Indenture and the Guarantees.

              (f) DuPont is not, and after giving effect to the offering and sale of the Securities and the Guarantees as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

              (g) (i) Each DuPont Incorporated Document complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the DuPont Incorporated Documents in the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the DuPont Incorporated Documents in the Prospectus do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule I hereto opposite its name at _____% of their principal amount plus accrued interest, if any, from ___________, 2000 to the date of payment and delivery.

     DuPont hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of DuPont or issue any guarantee on debt substantially similar to the Securities (other than the sale of the Guarantees in connection with the sale of the Securities).

     Each of the Company and DuPont hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement,
(B) the concurrent public offering of up to _______ shares of the Company's Common Stock by the Company and DCEO, (C) the issuance by the Company of

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any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or upon conversion of the Securities,
(D) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Securities or (E) the grant by the Company of options to purchase shares of Common Stock or the issuance by the Company of shares of Common Stock under any of the Company's stock incentive plans as in existence on the date hereof. In addition, DuPont agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     4. Terms of Public Offering. The Company and DuPont are advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and DuPont are further advised by you that the Securities are to be offered to the public initially at ____% of their principal amount (the "Public Offering Price") plus accrued interest, if any, from __________________, 2000, to the date of payment and delivery and to certain dealers selected by you at a price that represents a concession not in excess of ____% of their principal amount, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of ____% of their principal amount, to any Underwriter or to certain other dealers.

     5. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City at 10:00 a.m., New York City time, on July ___, 2000, or at such other time on the same or such other date, not later than July ___, 2000, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for the Securities shall be made against delivery to you on the Closing Date for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not less than one full business day prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.

     6. Conditions to the Underwriters' Obligations. The obligations of the Company and DuPont to sell the Securities to the Underwriters and the several

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obligations of the Underwriters to purchase and pay for the Securities on the
Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 5:00 p.m. (New York City time) on the date hereof.

     The several obligations of the Underwriters are subject to the following further conditions:

              (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                     (i) if applicable, there shall not have occurred any
              downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                     (ii) if applicable, there shall not have occurred any
              downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of DuPont's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                     (iii) there shall not have occurred any change, or any
              development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus; and

                     (iv) there shall not have occurred any change, or any
              development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of DuPont and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

              (b)  The Underwriters shall have received on the Closing Date:

                     (i) a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in
              Section 6(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and

                     (ii) a certificate, dated the Closing Date and signed by an executive officer of DuPont, to the effect set forth in Section 6(a)(ii) and to the effect that the representations and warranties of DuPont contained in this Agreement are true and correct as of the Closing Date and that DuPont has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

              The officer signing and delivering either such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

              (c) The Underwriters shall have received on the Closing Date an opinion of Brobeck, Phleger & Harrison, LLP, counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A. Such opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

              (d) The Underwriters shall have received on the Closing Date an opinion of John M. Lynn, Esq., Executive Vice President, General Counsel and Secretary of the Company, dated the Closing Date, to the effect set forth in Exhibit B. Such opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

              (e) The Underwriters shall have received on the Closing Date an opinion of Peter C. Mester, Senior Counsel for DuPont, dated the Closing Date, to the effect set forth in Exhibit C. Such opinion shall be rendered to the Underwriters at the request of DuPont and shall so state therein.

              (f) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit D.

              (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information of the Company and DuPont contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

              (h) The "lock-up" agreements, each substantially in the form of Exhibit E hereto, between you and the executive officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

     7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

              (a) To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated therein by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto and including documents incorporated therein by reference) and to furnish to you in New York City, without charge, prior to 5:00 P.M. local time on the business day following the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

              (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object in writing, subject however, to compliance with the Securities Act, the Exchange Act, and the rules and regulations thereunder, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

              (c) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

              (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

              (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 2001, that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

              (f) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of Morgan Stanley & Co. Incorporated.

              (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and counsel and accountants for DuPont in connection with the registration and delivery of the Securities and the Guarantees under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by the rating agencies for the rating of the Securities, (vi) the cost of printing certificates representing the Securities and the Guarantees, (vii) the costs and charges of any trustee, transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Securities and the Guarantees, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities and the Guarantees, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

     The provisions of this Section 7 and Section 8 below shall not supersede or otherwise affect any agreement that the Company and DuPont may otherwise have for the allocation of such expenses among themselves.

       8. Covenants of DuPont. In further consideration of the agreements of the Underwriters contained in this Agreement, DuPont covenants with each Underwriter as follows:

            (a) To endeavor to qualify the Guarantees for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

            (b) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement.

            (c) To make generally available to DuPont's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 2001, that satisfies the provisions of
       Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

       9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon (i) information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or (ii information directly relating to DuPont included in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto and the DuPont Incorporated Documents; provided that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

       (b) DuPont agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information directly relating to DuPont included in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto and the DuPont Incorporated Documents.

       (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, DuPont, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company or DuPont within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and DuPont to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

       (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for (i) all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the Company, its directors, its officers who sign the Registration Statement, and each person, if any, who controls the Company within the meaning of either such Section and (iii) DuPont, its directors, its officers who sign the Registration Statement, and each person, if any, who controls DuPont within the meaning of either such Section and that all such reasonable fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for DuPont and such directors, officer and control persons of DuPont, such firm shall be designated in writing by DuPont. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

       (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Securities or (ii if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company or DuPont on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and DuPont and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Company or DuPont on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or DuPont or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

       (f) The Company, DuPont and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

       (g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and DuPont contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company or by or on behalf of DuPont, its officers or directors or any person controlling DuPont and (ii acceptance of and payment for any of the Securities.

       10. Termination. This Agreement shall be subject to termination by notice given by you to the Company and DuPont, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

       11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you, the Company and DuPont for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or DuPont. In any such case any of you, the Company or DuPont shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or DuPont to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or DuPont shall be unable to perform its obligations under this Agreement, the party so failing, refusing or unable will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

       12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

       14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                         Very truly yours,

                         DUPONT PHOTOMASKS, INC.


                         By:
                            ------------------------------
                            Name:
                            Title:

                                            E. I. DU PONT DE NEMOURS AND COMPANY

                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation

Acting severally on behalf of themselves and the several Underwriters named in
      Schedule I hereto.

By:  Morgan Stanley & Co. Incorporated


By:
   ----------------------------------------
   Name:
     Title:

                                                                      SCHEDULE I


                                                       Principal Amount of
                                                        Securities To Be
                  Underwriter                              Purchased
-----------------------------------------------        -------------------

Morgan Stanley & Co. Incorporated..............
Credit Suisse First Boston Corporation.........

                                                       -------------------
     Total: ...................................        $100,000,000
                                                       ===================

                                                                       EXHIBIT A


                   OPINION OF OUTSIDE COUNSEL FOR THE COMPANY

     The opinion of Brobeck, Phleger & Harrison LLP, counsel for the Company, to be delivered pursuant to Section 6(c) of the Underwriting Agreement shall be to the effect that:

     1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware; the Company has the corporate power and authority to own its property and to conduct its business as described in the Prospectus; and the Company is duly qualified to transact business and is in good standing in the states of Texas and California.

     2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     3. The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued.

     4. The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and the issuance of the Underlying Securities will not be subject to any statutory or, to such counsel's knowledge, contractual preemptive or similar rights.

     5. The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     6. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Securities will not contravene any applicable provision of the laws of the State of Texas or the General Corporation Law of the State of Delaware, or the certificate of incorporation or by-laws of the Company.

     7. To such counsel's knowledge, (A) there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries, or to which the Company, any of its subsidiaries or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus and are not so described and (B) there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

     8. The statements in the Prospectus under the captions "Description of the Notes" and "Description of Capital Stock," insofar as such statements constitute a summary of the Securities and the capital stock of the Company, provide a fair summary of the Securities and the capital stock of the Company in all material respects, and the statements (A) in the Prospectus under the caption "Transactions and Relationships Between Us and E. I. du Pont de Nemours and Company" and set forth in the first paragraph, second paragraph (other than the first sentence thereof), fifth paragraph, sixth paragraph and ninth paragraph under the caption "Underwriters" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters or documents referred to therein, provide a fair summary of such legal matters and documents in all material respects.

     9. The statements regarding the United States federal income tax consequences of the purchase, ownership and disposition (including conversion) of the Securities and the Underlying Securities set forth in the Prospectus under the caption "Material Federal Income Tax Considerations" insofar as such statements constitute statements of law or legal conclusions, are correct in all material respects.

     10. Such counsel (A) is of the opinion that each Company Incorporated Document (except for financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the requirements of the Exchange Act, (B) is of the opinion that the Registration Statement and Prospectus (except for financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Securities Act, (C) has no reason to believe that (except for financial statements, including the notes thereto, and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) Company Disclosure in the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (D) has no reason to believe that (except for financial statements, including the notes thereto, and schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) Company Disclosure in the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     With respect to this paragraph 10, counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus (and any amendments or supplements thereto) and documents incorporated therein by reference and review and discussion of the contents thereof but are without independent check or verification except as specified.

                                                                       EXHIBIT B

                        OPINION OF COUNSEL FOR COMPANY

     The opinion of John M. Lynn, Esq., Executive Vice President, General Counsel and Secretary of the Company, to be delivered pursuant to Section 6(d) of the Underwriting Agreement shall be to the effect that:

     1. The Company has been duly incorporated and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     2. Each subsidiary of the Company that is a "significant subsidiary" for purposes of Rule 1-02 of Regulation S-X of the Securities Act (collectively, the "Significant Subsidiaries") has been duly incorporated or organized, is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     3. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, any judgment, order or decree of any governmental body, agency or court known to such counsel having jurisdiction over the Company or any subsidiary, and to such counsel's knowledge, no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

     4. Each of the Company and the Significant Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local, foreign and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business, except to the extent that the failure to obtain, declare or file would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          5. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                                                                       EXHIBIT C

                         OPINION OF COUNSEL FOR DUPONT

     The opinion of Peter C. Mester, Senior Counsel for DuPont, to be delivered pursuant to Section 6(e) of the Underwriting Agreement shall be to the effect that:

     1. DuPont is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on DuPont and its subsidiaries, taken as a whole.

     2. The Underwriting Agreement has been duly authorized, executed and delivered by DuPont.

     3. The Guarantees have been duly authorized by DuPont and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters upon payment of the Securities, will constitute valid and binding obligations of DuPont, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     4. The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, DuPont enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     5. The execution and delivery by DuPont of, and the performance by DuPont of its obligations under, the Underwriting Agreement, the Indenture and the Guarantees will not contravene any provision of applicable law or the certificate of incorporation or by-laws of DuPont or, to the best of such counsel's knowledge, any agreement or other instrument binding upon DuPont or, any judgment, order or decree of any governmental body, agency or court known to such counsel having jurisdiction over DuPont, and to such counsel's knowledge no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by DuPont of its obligations under the Underwriting Agreement, the Indenture or the Guarantees.

     6. DuPont is not, and after giving effect to the offering and sale of the Securities and the Guarantees as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     7. Such counsel (A) is of the opinion that each DuPont Incorporated Document in the Registration Statement and Prospectus (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any belief) DuPont Incorporated Documents in the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any belief) DuPont Incorporated Documents in the Prospectus contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT D

                       OPINION OF DAVIS POLK & WARDWELL

     The opinion of Davis Polk & Wardwell to be delivered pursuant to Section 6(f) of the Underwriting Agreement shall be to the effect that:

     1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and DuPont.

     2. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued.

     4. The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon conversion of the Securities and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

     5. The Guarantees have been duly authorized and executed by DuPont, and when authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters upon their purchase of the Securities, will constitute valid and binding obligations of DuPont, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     6. The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     7. The Indenture has been duly authorized, executed and delivered by, and is a valid and binding agreement of, DuPont, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

     8. The statements in the Prospectus under the captions "Description of Notes" and "Underwriters", insofar as such statements constitute summaries of the documents referred to therein, fairly summarize the matters referred to therein.

     9. Such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     With respect to paragraph 9 above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

                                                                       EXHIBIT E



                             [FORM OF LOCK-UP LETTER]

                                                                    June__, 2000

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY 10036

Dear Sirs and Mesdames:

     The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with DuPont Photomasks, Inc., a Delaware corporation (the "Company") and E.I. du Pont de Nemours and Company, a Delaware corporation ("DuPont"), providing for the offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters"), of $100,000,000 principal amount of the Convertible Subordinated Notes due 2004 of the Company (the "Securities"). The Securities will be convertible into shares of Common Stock of the Company, $0.1 par value (the "Common Stock"), and the payments on the Securities will be guaranteed by DuPont.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the

Public Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will be made only pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                        Very truly yours,



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                                        Name


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                                        Address

                                     E-2